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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Quality Care Solutions, Inc. on Form S-1 of our report dated January 20, 2000, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

February 15, 2000